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                                                                    EXHIBIT 99.2

                                 Law Offices of

                             CHAPMAN AND CUTLER LLP

Theodore S. Chapman    595 Market Street, San Francisco, California 94105-2839       Chicago
1877-1943
Henry E. Cutler                       Telephone (415) 541-0500                       111 West Monroe Street
1879-1959                             Facsimile (415) 541-0506                       Chicago, Illinois 60603
                                             chapman.com                             (312) 845-3000

                                                                                     Salt Lake City

                                                                                     50 South Main Street
                                                                                     Salt Lake City, Utah 84144
                                                                                     (801) 533-0066

                                December 22, 2004

TO THE PARTIES LISTED
ON SCHEDULE A HERETO

      Re:   Sequoia Mortgage Trust 2004-12

Ladies and Gentlemen:

      You have requested our opinion in connection with certain federal income tax matters related to Sequoia Mortgage Trust 2004-12 (the "Trust Fund") and the $831,770,493.91 (Approximate) Sequoia Mortgage Trust 2004-12 Mortgage Pass-Through Certificates issued with respect thereto (the "Certificates"). The Trust Fund was established by Sequoia Residential Funding, Inc. (the "Depositor") pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2004 (the "Pooling and Servicing Agreement"), among the Depositor, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator. The Certificates are being issued pursuant to the Pooling and Servicing Agreement. Reference is hereby made to the Depositor's Universal Shelf Registration Statement on Form S-3 (Registration Statement No. 333-118832) filed with the Securities and Exchange Commission under the Securities Act of 1933 on September 7, 2004 and declared effective on or about September 17, 2004, and to the Prospectus, dated September 17, 2004 (the "Prospectus") and the forms of prospectus supplements included in such Registration Statement. Each capitalized term used but not defined herein has the meaning assigned thereto in the Pooling and Servicing Agreement.

      We have acted as special tax counsel to the Depositor in connection with the above transaction and have assisted in the preparation of the federal income tax summaries set forth in the Prospectus and the Prospectus Supplement, dated December 10, 2004 (the "Prospectus Supplement) used in connection with the issuance of the Certificates. In formulating our opinions, we have reviewed copies of (i) the Prospectus and Prospectus Supplement, (ii) the Pooling and Servicing Agreement and the forms of Certificates issued pursuant thereto, (iii) the Mortgage Asset Purchase and Sale Agreement, (iv) the Purchase Agreements and the Servicing Agreements, (v) the Acknowledgments, dated as of December 22, 2004, assigning rights under the Purchase Agreements and the Servicing Agreements, and (vi) such resolutions, certificates, records, and other documents provided by the Depositor as we have deemed necessary or appropriate as a basis for the opinions set forth below.

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                                 Law Offices of

                             CHAPMAN AND CUTLER LLP

TO THE PARTIES LISTED
ON SCHEDULE A HERETO
December 22, 2004
Page 2

      In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals or finals, the conformity to original documents of all documents submitted to us as certified, conformed or other copies, and the authenticity of the originals of such copies. In rendering our opinions, we have assumed that the transactions described in or contemplated by the foregoing documents have been and will be consummated in accordance with the terms of such operative documents, and that such documents accurately reflect the material facts of such transactions.

      Our opinion is also based on the Internal Revenue Code of 1986, as amended, administrative rulings, judicial decisions, Treasury regulations and other applicable authorities. The statutory provisions, regulations, and interpretations on which our opinion is based are subject to change, possibly retroactively. In addition, there can be no complete assurance that the Internal Revenue Service will not take positions contrary to the conclusions stated in our opinion.

      For purposes of this opinion, we have also assumed the following:

            a. a timely election will be made to treat the Trust Fund as consisting of multiple, tiered REMICs, each comprised of the assets and interests specified in the Pooling and Servicing Agreement (and, in particular, excluding from the assets of each such REMIC, the Reserve Fund and the Additional Collateral);

            b. the Pooling and Servicing Agreement, the Mortgage Asset Purchase and Sale Agreement, the Purchase Agreements, the Servicing Agreements and the Acknowledgments are in full force and effect and each party thereto has complied with all provisions thereof;

            c. a timely election was made or will be made to create each REMIC directed by the Underlying Pooling and Servicing Agreement to be created thereunder and immediately prior to the date hereof, no such REMIC failed to qualify as a REMIC within the meaning of Section 860D of the Code;

            d. the Underlying Pooling and Servicing Agreement and the related Mortgage Loan Purchase and Sale Agreement, Purchase Agreements, Servicing Agreements and Acknowledgements, are in full force and effect and each party thereto has complied with all provisions thereof; and

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                                 Law Offices of

                             CHAPMAN AND CUTLER LLP

TO THE PARTIES LISTED
ON SCHEDULE A HERETO
December 22, 2004
Page 3

            e. no party to the Underlying Pooling and Servicing Agreement has received written notice from any taxing authority challenging the tax status of any REMIC designated as such under the Underlying Pooling and Servicing Agreement.

      Subject to the assumptions set forth above, we are of the opinion that for United States federal income tax purposes:

            1. the statements in the Prospectus under the heading "Federal Income Tax Consequences," as supplemented or modified by the statements in the Prospectus Supplement under the heading "Federal Income Tax Consequences," to the extent that they constitute matters of law or legal conclusions with respect to United States federal income tax matters, are correct in all material respects;

            2. the Underlying Certificate is a "qualified mortgage" within the meaning of Section 860G of the Code;

            3. each segregated asset pool for which the Pooling and Servicing Agreement directs the Trustee to make a REMIC election will qualify as a REMIC within the meaning of Section 860D of the Code;

            4. the Reserve Fund is an "outside reserve fund", within the meaning of Treasury Regulations Section 1.860G-2(h), that is beneficially owned by the Certificate Owners of the Class X Certificates; and

            5. the rights of the Certificate Owners with respect to the Reserve Fund represent, for United States federal income tax purposes, contractual rights that are separate from their regular interests within the meaning of Treasury Regulations Section 1.860G-2(i).

                                 Law Offices of

                             CHAPMAN AND CUTLER LLP

TO THE PARTIES LISTED
ON SCHEDULE A HERETO
December 22, 2004
Page 4

      Other than as expressly stated above, we express no opinion on any issue relating to the Depositor, the Trust Fund, or to any other securities issued by them, or under any law other than United States federal income tax laws.

      We are furnishing this opinion to you solely in connection with the initial sale of the Certificates and it is not to be relied upon by any other person or for any other purpose without our express written permission.

                                            Very truly yours

                                            /s/ Chapman and Cutler LLP

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                                 Law Offices of

                             CHAPMAN AND CUTLER LLP

                                   SCHEDULE A

Redwood Trust, Inc.
One Belvedere Place
Suite 300
Mill Valley, CA 94941

Sequoia Residential Funding, Inc.
One Belvedere Place
Suite 330
Mill Valley, CA 94941

Merrill Lynch, Pierce,
 Fenner & Smith Incorporated
4 World Financial Center, 10/F
New York, NY 10080

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

Banc of America Securities LLC
214 North Tryon Street
NC1-027-21-04
Charlotte, NC 28255

Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, CT 06830

Wells Fargo Bank,
 National Association
9062 Old Annapolis Road
Columbia, MD 21045

HSBC Bank USA,
 National Association
452 Fifth Avenue
New York, NY 10018